UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 30, 2004

MISSISSIPPI CHEMICAL CORPORATION
(Exact name of Registrant as specified in its charter)

Mississippi (State or other jurisdiction of incorporation)	001-12217 (Commission File Number)	64-0292638 (I.R.S. Employer Identification Number)
3622 Highway 49 East Yazoo City, Mississippi (Address of principal executive offices)		39194 (Zip code)

Registrant's telephone number, including area code: (662) 746-4131

Not Applicable
(Former name or former address, if changed since last report)

Item 5.  Other Events.

     On January 30, 2004, the Company issued the Press Release attached hereto as Exhibit 99 announcing the resignation of Charles O. Dunn, its President and Chief Executive Officer, effective March 1, 2004. The Press Release also announced that Coley L. Bailey, the Chairman of the Board of Directors, would assume the responsibilities of the Chief Executive Officer as well as retain his position as chairman.

Item 7.  Financial Statements and Exhibits.

              (c)     Exhibits.

Exhibit Number	Description
99	Press Release dated January 30, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                                 MISSISSIPPI CHEMICAL CORPORATION

                                                                                 By: /s/ Timothy A. Dawson
                                                                                 Name: Timothy A. Dawson
                                                                                 Title: Senior Vice President and Chief Financial Officer

Date: February 12, 2004

EXHIBIT INDEX
Exhibit Number	Description
99	Press Release dated January 30, 2004.